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                                                                     EXHIBIT 4.1

                          INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE


                                 [SAGENT LOGO]


         [NUMBER SEAL]                               [SHARE SEAL]

         SGN _________                                ____________

         COMMON STOCK                                COMMON STOCK
THIS CERTIFICATE IS TRANSFERABLE                   CUSIP 786693 10 1
  IN KANSAS CITY, MISSOURI OR             SEE REVERSE FOR CERTAIN DEFINITIONS
       NEW YORK, NEW YORK



THIS CERTIFIES that




is the owner of



   FULLY PAID AND NON-ACCESSIBLE SHARES OF THE PAR VALUE OF $.001 EACH OF THE
                                COMMON STOCK OF

SAGENT TECHNOLOGY, INC. (the Corporation), transferable on the books of the Corporation by the holder hereof, in person or by duly authorized Attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of Delaware, and to the Certificate of Incorporation and By-Laws of the Corporation as now or hereafter amended. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.



/s/ Arthur F. Schneiderman       [SEAL]         /s/ Kenneth C. Gardner

         SECRETARY                        PRESIDENT AND CHIEF EXECUTIVE OFFICER



                        COUNTERSIGNED AND REGISTERED:
                                 CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                   TRANSFER AGENT AND REGISTRAR


                        BY

                                                           AUTHORIZED SIGNATURE
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                            SAGENT TECHNOLOGY, INC.

     The Corporation will furnish without charge to each stockholder who so requests a copy of the powers, designations, preferences and relative, participating, optional or other special rights to each class of stock or series thereof, and the qualifications, limitations, or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                   UNIF GIFT MIN ACT - ___________ Custodian ___________
     TEN ENT - as tenants by the entireties                                 (Cust)            (Minor)
     JT TEN  - as joint tenants with right of                             under Uniform Trans to Minors Act
               survivorship and not as tenants                            _________________________________
               in common                                                              (State)
                              Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ________________________ hereby sell, and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------


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                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                        INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                          Shares
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represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
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to transfer the said shares on the books to the within named Corporation with full power of substitution in the premises.

Dated
     -------------------

           NOTICE:                           X
THE SIGNATURE[S] TO THIS ASSIGNMENT           ----------------------------------
MUST CORRESPOND WITH THE NAME[S] AS                     (SIGNATURE)
WRITTEN UPON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR,             X
WITHOUT ALTERATION OR ENLARGEMENT             ----------------------------------
OR ANY CHANGE WHATEVER.                                 (SIGNATURE)

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC. RULE 17Ad-15.

SIGNATURE(S) GUARANTEED BY:_____________________________________________